ONcore Flex • ONcore Lite • ONcore Ultra

ONcore Premier (sold before October 1, 2012)

ONcore Value (sold before October 1, 2012)

ONcore Xtra (sold before October 1, 2012)

The Ohio National Life Insurance Company

Ohio National Variable Account A

Supplement dated October 1, 2012

to the Prospectuses dated May 1, 2012

The following supplements and amends the prospectuses dated May 1, 2012, as previously supplemented:

The following supplements “Available Funds” in the prospectus.

Available Funds

Effective October 1, 2012, the following is an additional Available Fund under your contract:

Fund	Investment Adviser (Subadviser)
Janus Aspen Series
INTECH U.S. Low Volatility Portfolio	Janus Capital Management LLC

The following supplements “Investment Restrictions for Certain Optional Riders” in the prospectus.

Investment Restrictions for Certain Optional Riders

For riders which require you to comply with investment restrictions and allow you to allocate your Contract Value and purchase payments among Categories, the following is added to Investment Options, Category 2:

Janus Aspen Series

INTECH U.S. Low Volatility Portfolio